UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 12, 2013

McDONALD’S CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-5231	36-2361282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One McDonald’s Plaza
Oak Brook, Illinois
(Address of Principal Executive Offices)
60523
(Zip Code)

(630) 623-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

McDonald’s Corporation (the “Company”) has registered 3,000,000 shares of the Company’s Common Stock, to be offered pursuant to MCDirect Shares, the Company’s direct stock purchase and dividend reinvestment plan, as set forth in the Company’s Registration Statement on Form S-3 (Registration No. 333-184198), dated September 28, 2012, and the related Prospectus, dated November 12, 2013.

A copy of the legal opinion of the Corporate Executive Vice President, General Counsel and Secretary of the Company relating to the offering of the Company’s Common Stock, as described herein, is filed herewith as Exhibit 5.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
5	Legal Opinion of Gloria Santona, Corporate Executive Vice President, General Counsel and Secretary of McDonald’s Corporation.
23	Consent of Gloria Santona, Corporate Executive Vice President, General Counsel and Secretary of McDonald’s Corporation (included in the opinion filed as Exhibit 5 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD’S CORPORATION
(Registrant)

Date:	November 14, 2013	By:	/s/ Denise A. Horne
Denise A. Horne
Corporate Vice President - Associate General Counsel and Assistant Secretary

Exhibit Index

Exhibit No.	Description
5	Legal Opinion of Gloria Santona, Corporate Executive Vice President, General Counsel and Secretary of McDonald’s Corporation.
23	Consent of Gloria Santona, Corporate Executive Vice President, General Counsel and Secretary of McDonald’s Corporation (included in the opinion filed as Exhibit 5 hereto).